Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE INDEX ASSET ALLOCATION FUND

Class A, Class B, Class C, and Administrator Class

Supplement dated March 1, 2010, to the Prospectuses dated February 1, 2010.

This supplement contains important information about the Index Asset Allocation Fund (“the Fund”), formerly known as the Asset Allocation Fund.

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the “Board”) held on

January 11, 2010, the Board approved changes to the Principal Investments of the Fund. Effective

March 1, 2010, the new Principal Investments are as follows:

Principal Investments

Under normal circumstances, we invest:

·      at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index.

The Fund’s “neutral” target allocation is as follows:

·        60% of the Fund’s total assets in equity securities; and

·        40% of the Fund’s total assets in fixed income securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

AFR030/P501SP